January 10, 2012

Owner and Operator Sellers
c/o Wellington Healthcare Services, L.P.
20 Mansell Court East
Suite 200
Roswell, Georgia 30076
Attention: Mr. Philip M. Rees

RE: Purchase and Sale Agreement dated as of September 29, 2011 by and among the Sellers identified in the signature blocks below, Wellington Healthcare Services, L.P. and G&E HC REIT II Southeastern SNF Portfolio, LLC (the “Purchase and Sale Agreement”; capitalized terms used herein have the same meanings as set forth in the Purchase and Sale Agreement)

Dear Mr. Rees:

By this letter agreement, Purchaser confirms that the Purchase and Sale Agreement is amended to include the following as new Section 14.20 thereof:

“14.20 HUD Approval. This Agreement is expressly conditioned upon preliminary approval by HUD of the transaction as set forth in Form 92266, Application for Transfer of Physical Assets, and supporting documents submitted to HUD. No transfer of any interest in any project under this Agreement shall be effective prior to such HUD approval. Purchaser will not take possession of any project nor assume benefits of any project ownership prior to such approval by HUD. Purchaser, its successors and assigns shall have no right upon any breach by Seller hereunder to seek damages, directly or indirectly, from any project which is the subject of this transaction, including from any assets, rents, issues or profits thereof, and Purchaser shall have no right to effect a lien upon any such project or the assets, rents, issues or profits thereof.”

Please confirm the Sellers’ agreement with the foregoing by executing this letter agreement below.

Sincerely,

G&E HC REIT II SOUTHEASTERN SNF PORTFOLIO, LLC

By: /s/ Danny Prosky
Name: Danny Prosky
Title: Authorized Signatory

Acknowledged and agreed as of the date set forth above:

SELLERS:
FALLIGANT AVENUE ASSOCIATES, L.P. By: /s/ James J. Andrews	LTC CONSULTING, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
IVAN ASSOCIATES, L.P. By: /s/ James J. Andrews	CONGRESS STREET PARTNERS, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
MCGEE ROAD ASSOCIATES, L.P. By: /s/ James J. Andrews	ENGLAND ASSOCIATES, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
POWDER SPRINGS ROAD ASSOCIATES, L.P. By: /s/ James J. Andrews	PHARR COURT ASSOCIATES, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
RED RIVER ASSOCIATES, L.P. By: /s/ James J. Andrews	IRVING PLACE ASSOCIATES, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
SAN ALEJANDRO ASSOCIATES, L.P. By: /s/ James J. Andrews	HAMILTON MILL ASSOCIATES, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President

SAN CARLOS ASSOCIATES, L.P. FACILITY INVESTMENTS, L.P.
By: /s/ James J. Andrews	By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
TENNESSEE PROPERTY ASSOCIATES, L.P. By: /s/ James J. Andrews	SOUTH PARKWAY ASSOCIATES, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
WEST POINT ROAD ASSOCIATES, L.P. By: /s/ James J. Andrews	WELLINGTON HEALTHCARE PROPERTIES, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
WEST STREET ASSOCIATES, L.P. By: /s/ James J. Andrews	RIVERSIDE HEALTHCARE, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President	Name: James J. Andrews Title: President
SELLER GUARANTOR:

WELLINGTON HEALTHCARE SERVICES, L.P. By: /s/ James J. Andrews

Name: James J. Andrews Title: President